UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGMENET INVESTMENT COMPANIES

Investment Company Act file number 811-22069

UST Global Private Markets Fund, LLC

(Exact name of registrant as specified in charter)

100 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

James D. Bowden

Merrill Lynch Alternative Investments LLC

100 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-637-2587

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

UST Global Private Markets Fund, LLC

Financial Statements

For the year ended March 31, 2014

UST Global Private Markets Fund, LLC

For the year ended March 31, 2014

UST Global Private Markets Fund, LLC
Statement of Assets, Liabilities, and Members’ Equity – Net Assets
March 31, 2014

Assets

Investments, at fair value (cost $54,169,832)	$78,125,845
Cash and cash equivalents	3,347,487
Due from Members	10,667
Other assets	14,679

Total Assets	$81,498,678

Liabilities

Advisory fee payable	$295,994
Audit fee payable	51,250
Administration service fees payable	20,000
Legal fees payable	16,916
Independent Managers’ fees payable	11,000
Other payables	14,901

Total Liabilities	410,061

Members’ Equity - Net Assets	$81,088,617

Members’ Equity - Net Assets consists of:
Members’ capital paid-in	$57,886,791
Members’ capital distributed	(2,714,052)
Accumulated net investment loss	(7,781,474)
Accumulated realized gain on investments	9,741,339
Accumulated net unrealized appreciation on investments	23,956,013

Total Members’ Equity - Net Assets	$81,088,617

Units of Membership Interests outstanding (unlimited units authorized)	55,892.66
Net Asset Value Per Unit	$1,450.79

The accompanying notes are an integral part of these financial statements.

1

UST Global Private Markets Fund, LLC
Schedule of Investments
March 31, 2014

Percent Owned (D)	Portfolio Funds (A),(B),(E)	Acquisition Dates (C)	Geographic Region (G)	Commitment	Cost	Fair Value	% of Members’ Equity - Net Assets (F)

Leveraged Buyout
0.81%	Charlesbank Equity Fund VII, L.P.	10/2009 - 01/2014	North America	$10,000,000	$5,167,314	$7,692,264	9.49%
0.11%	Charterhouse Capital Partners IX, L.P. (H)	01/2009 - 01/2014	Europe	6,795,244	2,875,690	4,428,028	5.46%
0.16%	Hellman & Friedman Capital Partners VII, L.P.	08/2011 - 03/2014	North America	10,000,000	5,405,492	6,039,180	7.45%
1.48%	HgCapital 6 A, L.P. (I)	03/2010 - 03/2014	Europe	7,811,121	6,296,463	5,885,010	7.26%
1.35%	SPC Partners IV, L.P.	12/2008 - 01/2014	North America	5,000,000	4,079,780	6,572,004	8.10%
0.23%	TA XI, L.P.	07/2010 - 12/2013	North America	10,000,000	5,452,250	7,565,712	9.33%
0.22%	Thomas H. Lee Equity Fund VI, L.P.	12/2010 - 12/2013	North America	9,356,708	6,416,266	9,501,742	11.72%
				58,963,073	35,693,255	47,683,940	58.81%
Special Situations
0.33%	Carlyle Realty Partners V, L.P.	03/2011 - 03/2014	North America	7,488,963	2,790,887	3,768,507	4.65%
0.81%	Royalty Opportunities S.àr.l.	08/2011 - 03/2014	Europe	5,000,000	3,318,562	3,412,130	4.21%
1.45%	Starwood Global Opportunity Fund VIII, L.P.	10/2009 - 12/2012	North America	7,000,000	3,818,662	7,086,838	8.74%
				19,488,963	9,928,111	14,267,475	17.60%
Venture Capital
0.64%	Battery Ventures VIII Side Fund, L.P.	08/2008 - 11/2011	North America	1,800,000	440,703	1,552,809	1.91%
1.47%	Draper Fisher Jurvetson Fund X, L.P.	07/2010 - 01/2014	North America	5,000,000	3,600,363	5,268,609	6.50%
1.44%	Trinity Ventures X, L.P.	03/2009 - 03/2014	North America	5,000,000	4,507,400	9,353,012	11.53%
				11,800,000	8,548,466	16,174,430	19.94%

	Total Investments in Portfolio Funds			$90,252,036	$54,169,832	78,125,845	96.35%
	Other Assets & Liabilities (Net)					2,962,772	3.65%
	Members' Equity - Net Assets					$81,088,617	100.00%

(A)	Non-income producing securities, restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at March 31, 2014, aggregated $54,169,832. Total fair value of illiquid and restricted securities at March 31, 2014, was $78,125,845 or 96.35% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	Represents the Fund’s capital account balance as a percentage of the Portfolio Funds’ total capital or the Fund’s commitment as a percentage of the Portfolio Funds’ total commitments.
(E)	The estimated cost of the Portfolio Funds at March 31, 2014, for federal income tax purposes aggregated $48,247,473. The net unrealized appreciation for federal income tax purposes was estimated to be $29,878,372. The net appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $30,220,063 and $341,691, respectively.
(F)	All percentages are calculated as fair value divided by the Fund’s Members’ Equity - Net Assets.
(G)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.
(H)	The commitment to Charterhouse Capital Partners IX, L.P. is €5,000,000. The U.S. Dollar equivalent at March 31, 2014, is $6,795,244.
(I)	The commitment to HgCapital 6 A, L.P. is £5,000,000. The U.S. Dollar equivalent at March 31, 2014, is $7,811,121.

The accompanying notes are an integral part of these financial statements.

2

UST Global Private Markets Fund, LLC
Statement of Operations
For the year ended March 31, 2014

Expenses:

Advisory fee	$1,294,973
Legal fees	133,599
Administration service fees	80,000
Independent Managers’ fees	56,750
Audit fees	51,548
Insurance expense	39,747
Other fees	46,270

Total Expenses	1,702,887

Net Investment Loss	(1,702,887)

Net Realized and Change in Unrealized Gain on Investments (Note 2)

Net realized gain on investments	3,490,266
Net change in unrealized appreciation on investments	11,679,273

Net Realized and Change in Unrealized Gain on Investments	15,169,539

Net Increase in Members’ Equity – Net Assets Resulting From Operations	$13,466,652

The accompanying notes are an integral part of these financial statements.

3

UST Global Private Markets Fund, LLC
Statements of Changes in Members’ Equity – Net Assets

For the year ended March 31, 2013

	Members’ Capital	Investment Adviser (Note 3)	Total
Members’ committed capital	$97,678,000	$986,646	$98,664,646

Members’ capital at April 1, 2012	$57,383,966	$585,028	$57,968,994
Capital contributions	5,037,650	49,332	5,086,982
Net investment loss	(1,827,774)	(18,497)	(1,846,271)
Net realized gain on investments	3,788,178	38,615	3,826,793
Net change in unrealized appreciation on investments	3,319,288	33,238	3,352,526
Members’ capital at March 31, 2013	$67,701,308	$687,716	$68,389,024

For the year ended March 31, 2014

	Members’ Capital	Investment Adviser (Note 3)	Total
Members’ committed capital	$97,678,000	$986,646	$98,664,646

Members’ capital at April 1, 2013	$67,701,308	$687,716	$68,389,024
Capital contributions	1,927,260	19,733	1,946,993
Capital distributions	(2,686,769)	(27,283)	(2,714,052)
Net investment loss	(1,685,835)	(17,052)	(1,702,887)
Net realized gain on investments	3,455,168	35,098	3,490,266
Net change in unrealized appreciation on investments	11,561,824	117,449	11,679,273
Net change in incentive carried interest	(1,132,889)	1,132,889	-
Members’ capital at March 31, 2014	$79,140,067	$1,948,550	$81,088,617

The accompanying notes are an integral part of these financial statements.

4

UST Global Private Markets Fund, LLC
Statement of Cash Flows
For the year ended March 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES

Net Change in Members’ Equity – Net Assets resulting from operations	$13,466,652
Contributions to investments in Portfolio Funds	(13,080,599)
Proceeds received from investments	12,168,373
Adjustments to reconcile net change in Members’ Equity – Net Assets resulting from operations to net cash used in operating activities:
Net realized gain on investments	(3,490,266)
Net change in unrealized appreciation on investments	(11,679,273)
Changes in assets and liabilities related to operations
(Increase)/decrease in other assets	8,203
Increase/(decrease) in advisory fee payable	(36,999)
Increase/(decrease) in audit fee payable	1,250
Increase/(decrease) in legal fees payable	(7,301)
Increase/(decrease) in other payables	(3,990)

Net cash used in operating activities	(2,653,950)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from Members’ capital contributions	2,158,326
Distributions to Members	(2,714,052)

Net cash used in financing activities	(555,726)

Net change in cash and cash equivalents	(3,209,676)
Cash and cash equivalents at beginning of year	6,557,163

Cash and cash equivalents at end of year	$3,347,487

Noncash activities
Receipt of in-kind distributions of securities from underlying Portfolio Funds, at value on the date of distribution	$115,665

The accompanying notes are an integral part of these financial statements.

5

UST Global Private Markets Fund, LLC
Financial Highlights

	For the year ended March 31, 2014	For the year ended March 31, 2013	For the year ended March 31, 2012	For the year ended March 31, 2011	For the year ended March 31, 2010
Per Unit Operating Performances (1)

NET ASSET VALUE, BEGINNING OF PERIOD	$1,255.11	$1,154.41	$1,099.04	$956.69	$989.74
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(31.08)	(35.13)	(42.49)	(69.50)	(22.98)
Net realized and change in unrealized gain on investments	276.57	135.83	97.86	211.85	(10.07)
Net increase/decrease in net assets resulting from operations	245.49	100.70	55.37	142.35	(33.05)

DISTRIBUTIONS TO MEMBERS:
Net change in Members’ Equity - Net Assets due to distributions to Members	(49.81)	-	-	-	-
NET ASSET VALUE, END OF PERIOD	$1,450.79	$1,255.11	$1,154.41	$1,099.04	$956.69
TOTAL NET ASSET VALUE RETURN (1), (2)	15.59%	8.72%	5.04%	14.88%	(3.34)%

RATIOS AND SUPPLEMENTAL DATA:
Members’ Equity - Net Assets, end of period in thousands (000's)	$81,089	$68,389	$57,969	$38,732	$18,878
Ratios to average Members’ Equity - Net Assets: (3), (4)
Expenses excluding incentive carried interest	2.45%	2.97%	3.98%	7.57%	2.50	%(7)
Net change in incentive carried interest	1.64%	-	-	-	-
Expenses including incentive carried interest	4.09%	2.97%	3.98%	7.57%	2.50	%(7)
Net investment income (loss) excluding incentive carried interest	(2.45)%	(2.97)%	(3.98)%	(7.38)%	(2.42)%
Portfolio Turnover Rate (5)	18.09%	15.54%	13.24%	8.18%	31.55%

INTERNAL RATE OF RETURNS:
Internal Rate of Return before incentive carried interest, including expenses (6)	10.60%	7.50%	6.83%	7.60%	(2.99)%
Internal Rate of Return after incentive carried interest, including expenses (6)	10.20%	7.50%	6.83%	7.60%	(2.99)%

1)	Selected data for a unit of Membership Interest outstanding throughout each period.
2)	Total investment return, based on per unit net asset value reflects the changes in net asset value based on the effects of offering costs, the performance of the Fund during the period and assumes distributions, if any, were reinvested. The Fund’s units are not traded in any market, therefore, the market value total investment return is not calculated.
3)	Ratios do not reflect the Fund’s proportional share of the net investment income (loss) and expenses, including any performance-based fees, of the Portfolio Funds.
4)	The Portfolio Funds’ expense ratios have been obtained from their audited financials for the fiscal year ended December 31, 2013, but are unaudited information in these financial statements. The range for these ratios is given below:

Portfolio Funds’ Ratios (Unaudited)	Ratio Range
Expenses Ratios excluding incentive carried interest	0.22% - 8.13%
Incentive carried interest	0.00% - 34.60%
Expenses plus incentive carried interest	0.45% - 40.50%

The Portfolio Funds’ management fees range from 1.13% to 2.50% of committed capital during the initial investment period and typically decrease over time as the Portfolio Funds seek to exit investments. The Portfolio Funds’ incentive fees are 20% - 25% of profits generated by the Portfolio Fund.

5)	Contributions paid to Portfolio Funds are included in the portfolio turnover rate.
6)	The Internal Rate of Return is computed based on the actual dates of the cash inflows (capital contributions), outflows (capital and stock distributions), and the ending net assets before and after incentive carried interest at the end of the period (residual value) as of each measurement date, excluding the Investment Adviser.
7)	Expense ratios do not reflect expenses paid by the Investment Adviser on behalf of the Fund (Note 3).

The accompanying notes are an integral part of these financial statements.

6

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2014

1. Organization

UST Global Private Markets Fund, LLC (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was established as a Delaware limited liability company on February 2, 2007. The Fund commenced operations on July 1, 2008. The duration of the Fund is twelve years from the final subscription closing date (the “Final Closing”), which occurred on December 31, 2009, with an option on the part of the Board of Managers of the Fund (the “Board” or the “Board of Managers”), with the consent of members of the Fund (“Members”) holding more than 50% of the outstanding units, to extend the term for up to three successive one-year periods, or more if necessary, to permit orderly liquidation.

The Fund’s investment objective is to achieve long-term capital appreciation. Neither the Fund nor the Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Fund will achieve its investment objective. The Fund seeks to achieve its objective primarily by investing in private equity funds pursuing investment strategies in buyout, venture capital and special situations (distressed debt, mezzanine secondaries, natural resources, opportunistic real estate, royalties and other private equity strategies perceived to be attractive by the Investment Adviser) (collectively, the “Portfolio Funds”). The Portfolio Funds are not registered as investment companies under the Investment Company Act.

Until December 31, 2013, Bank of America Capital Advisors LLC (“BACA”), an indirect wholly-owned subsidiary of Bank of America and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), served as investment adviser of the Fund. Its principal office was located at 100 Federal Street, Boston, MA 02110. BACA was controlled by Bank of America Corporation (“Bank of America”), a financial holding company which has its principal executive office at 101 North Tryon Street, Charlotte, NC 28255. BACA was responsible for identifying, evaluating, structuring, monitoring and disposing of the Fund’s investments. BACA was compensated as described in Note 3.

Effective December 31, 2013, BACA reorganized into its affiliate, Merrill Lynch Alternative Investments LLC (“MLAI” or the “Investment Adviser”) (the “Reorganization”). As the survivor of the Reorganization and the successor of BACA, MLAI assumed all responsibilities for serving as the Investment Adviser of the Fund under the terms of the investment advisory agreement between BACA and the Fund. The transfer of the Advisory Agreement from BACA to MLAI was approved by the Fund’s Board of Managers on November 25, 2013. The personnel of MLAI who provide services to the Fund are the same personnel who previously provided such services to the Fund on behalf of BACA. The Investment Adviser has made an investment in the Fund in exchange for 1,343.09 units or approximately 1.00% of the Fund’s net assets.

Pursuant to the Fund’s confidential private placement memorandum (the “Private Placement Memorandum”), the business and affairs of the Fund are monitored and overseen by the Board. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by directors of a typical investment company registered under the Investment Company Act organized as a corporation.

7

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2014

2. Significant Accounting Policies and Recent Accounting Pronouncements

A.	Basis of Accounting

The Fund’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

B.	Recent Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2013-08, Financial Services - Investment Companies: Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). The amendments in ASU 2013-08 change the approach in determining whether an entity is an investment company and provides comprehensive implementation guidance for that assessment. Under ASU 2013-08, entities regulated under the Investment Company Act of 1940 will automatically qualify as investment companies while unregistered entities are required to have certain fundamental characteristics and should consider other typical characteristics to qualify as an investment company. ASU 2013-08 also includes certain disclosure requirements for investment companies. The guidance is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. The Investment Adviser is currently assessing the impact that the adoption of the ASU 2013-08 will have on the Fund’s financial statement disclosures.

C.	Valuation of Investments

The Fund computes its net asset value as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Investment Adviser in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Fund values its interests in the Portfolio Funds and other investments.  The Board has delegated to the Investment Adviser general responsibility for determining the value of the assets held by the Fund.  The value of the Fund’s interests is based on information reasonably available at the time the valuation is made and the Investment Adviser believes to be reliable.  Generally, the value of each Portfolio Fund will be based primarily upon the value reported to the Fund by the Portfolio Fund as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies.

8

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2014

It is expected that most of the Portfolio Funds in which the Fund invests will meet the criteria set forth under FASB Certification Topic ASC 820 (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate net asset value per share or equivalent, an investor may determine fair value by using the net asset value reported to the investor by the underlying investment. According to the extent ASC 820 is applicable to a Portfolio Fund, the Investment Adviser generally will value the Fund’s investment in the Portfolio Fund on a quarterly basis using the practical expedient as of each quarter end, based on the valuation provided to the Investment Adviser by the Portfolio Fund (or the manager thereof on behalf of the Portfolio Fund) in accordance with the Portfolio Fund’s, or its manager’s, as applicable, own valuation policies.

Although the Investment Adviser generally will value the Fund’s investments in Portfolio Funds using the practical expedient as described above, there may be situations where the Investment Adviser is either unable to utilize the practical expedient, for example because a Portfolio Fund does not report a quarter end value on a timely basis, or where the Investment Adviser determines that use of the practical expedient is not appropriate as it will not result in a price that represents the current value of the Portfolio Fund. In such circumstances, the Investment Adviser will initiate a process to fair value the Fund’s interest in such Portfolio Fund independently of the valuation provided by the Portfolio Fund, subject to review by the Board.

In making and reviewing a valuation, the Investment Adviser and the Board, respectively, take into consideration all reasonably available information and other factors deemed pertinent.  Because of the inherent uncertainty of valuations, however, estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

FASB ASC 820-10 “Fair Value Measurements and Disclosure” establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access;

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

9

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2014

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. An investment's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Adviser. The Investment Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by multiple, independent sources that are actively involved in the relevant market. The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the Investment Adviser’s perceived risk of that investment.

All of the Fund’s investments in the Portfolio Funds have been classified within Level 3, and the Fund generally does not hold any investments that could be classified as Level 1 or Level 2, as observable prices are typically not available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Fund commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Fund generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market.” These interests, in the absence of a recent and relevant secondary market transaction, are generally classified as Level 3.

Assumptions used by the Investment Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations.

The following table presents the investments carried on the Statement of Assets, Liabilities, and Members’ Equity - Net Assets by level within the valuation hierarchy as of March 31, 2014.

	Level 1	Level 2	Level 3	Total
Assets:
Leveraged Buyout	$-	$-	$47,683,940	$47,683,940
Special Situations	-	-	14,267,475	14,267,475
Venture Capital	-	-	16,174,430	16,174,430
Totals	$-	$-	$78,125,845	$78,125,845

10

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2014

Valuation Process for Level 3 Fair Value Measurements

The Fund generally uses the valuation reported by a Portfolio Fund as its valuation of such Portfolio Fund; however, adjustments to the reported valuation may be made in certain circumstances where such use is not applicable or inappropriate. In making a valuation determination, the Investment Adviser considers various factors, including, but not limited to, the Portfolio Fund’s valuation policies and practices, the Portfolio Fund’s investment portfolio or other assets and liabilities, the pricing of new rounds of financing by the underlying investments in the Portfolio Fund, any relevant operational or non-investment issues that may affect the Portfolio Fund, and the valuation of the same investments held by other Portfolio Funds. The valuation process for investments categorized in Level 3 of the fair value hierarchy is completed on a quarterly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight and review. The Investment Adviser has responsibility for the valuation process and the fair value of investments reported in the financial statements. The Investment Adviser performs initial and ongoing investment monitoring and valuation assessments. The Investment Adviser’s due diligence process includes evaluating the operations and valuation procedures of the managers of the Portfolio Funds and the transparency of those processes through background and reference checks, attendance at investor meetings and periodic site visits. In determining the fair value of investments, the Investment Adviser reviews periodic investor reports and interim and annual audited financial statements received from the Portfolio Funds, reviews material quarter over quarter changes in valuation and assesses the impact of macro market factors on the performance of the Portfolio Funds. The Board reviews investment transactions and monitors performance of the managers of the Portfolio Funds. The fair value recommendations of the Investment Adviser are reviewed and ratified by the Board on a quarterly basis.

Significant Unobservable Inputs

As of March 31, 2014, the Fund had investments in Portfolio Funds valued at $78,125,845. The fair value of all investments in the Fund’s Schedule of Investments has been valued at the unadjusted net asset value reported by the managers of the Portfolio Funds.

The following table includes a rollforward of the amounts as of March 31, 2014 for investments classified within Level 3. The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

	Leveraged Buyout	Special Situations	Venture Capital	Total
Balance as of April 1, 2013	$35,808,054	$16,086,875	$10,149,151	$62,044,080
Net change in unrealized appreciation on investments	6,969,667	(84,488)	4,794,094	11,679,273
Net realized gain on investments	1,266,209	1,945,046	279,011	3,490,266
Contributions	8,847,230	2,795,869	1,437,500	13,080,599
Distributions	(5,207,220)	(6,475,827)	(485,326)	(12,168,373)
Balance as of March 31, 2014	$47,683,940	$14,267,475	$16,174,430	$78,125,845

The net change in unrealized appreciation relating to Level 3 investments still held as of the reporting date is $11,679,273.

11

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2014

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the year ended March 31, 2014.

All net realized and unrealized gains (losses) in the table above are reflected in the accompanying Statement of Operations under Net Realized and Change in Unrealized Gain on Investments.

Investments in the Portfolio Funds are closed investment vehicles, which provide no liquidity of redemption option and are not readily marketable. Additional information on the investments can be found in the Schedule of Investments.

The estimated remaining life of the Fund’s Portfolio Funds as of March 31, 2014 is three to six years, with the possibility of extensions by each of the Portfolio Funds.

D.	Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. At March 31, 2014, the Fund did not hold any cash equivalents. BNY Mellon Investment Servicing Trust Company serves as the Fund’s custodian.

E.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

F.	Investment Gains and Losses

The Fund records distributions of cash or in-kind securities from the Portfolio Funds based on the information from distribution notices when distributions are received. The Fund will recognize within the Statement of Operations its share of realized gains or (losses) and the Fund’s share of net investment income or (loss) based upon information received regarding distributions from managers of the Portfolio Funds. The Fund may also recognize realized losses based upon information received from the Portfolio Fund managers for write-offs taken in the underlying portfolio. Unrealized appreciation/(depreciation) on investments within the Statement of Operations includes the Fund’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions, and expenses of each Portfolio Fund.

The Portfolio Funds may make in-kind distributions to the Fund and, particularly in the event of a dissolution of a Portfolio Fund, such distributions may contain securities that are not marketable. While the general policy of the Fund will be to liquidate such investments and distribute proceeds to the Members, under certain circumstances when deemed appropriate by the Board, a Member may receive in-kind distributions from the Fund.

12

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2014

G.	Income Taxes

The Fund is a limited liability company that is treated as a partnership for tax reporting. Tax basis income and losses are passed through to individual Members and, accordingly, there is no provision for income taxes reflected in these financial statements. The Fund has a tax year end of December 31.

Differences arise in the computation of Members’ capital for financial reporting in accordance with GAAP and Members' capital for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the Portfolio Funds for federal income tax purposes is based on amounts reported to the Fund on Schedule K-1 from the Portfolio Funds. As of March 31, 2014, the Fund had not received information to determine the tax cost of the Portfolio Funds. Based on the amounts reported to the Fund on Schedule K-1 as of December 31, 2012, and after adjustment for purchases and sales between December 31, 2012 and March 31, 2014, the estimated cost of the Portfolio Funds at March 31, 2014, for federal income tax purposes aggregated $48,247,473. The net unrealized appreciation for federal income tax purposes was estimated to be $29,878,372. The net appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $30,220,063 and $341,691, respectively.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2013, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2011 forward (with limited exceptions). FASB ASC 740-10 requires the Investment Adviser to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Investment Adviser has reviewed the Fund’s tax positions for the open tax period and has concluded that no provision for taxes is required in the Fund’s financial statements for the year ended March 31, 2014. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the year ended March 31, 2014, the Fund did not incur any interest or penalties.

H.	Contribution Policy

Capital contributions shall be credited to each Member’s capital account and units shall be issued when paid. Capital contributions will be determined based on a percentage of commitments. During the years ended March 31, 2014 and 2013, the Fund issued 1,404.05 and 4,273.56 units, respectively.

13

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2014

I.	Distribution Policy

Distributions shall be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to the Members at such times and in such amounts as determined by the Board of Managers in its sole discretion and in accordance with the Members’ respective percentage interests, as defined in the Fund’s limited liability company agreement (“LLC Agreement”). Distributions from the Fund are made in the following priority:

a.	a 125% return of all drawn commitments to Members (including the Investment Adviser) until all the drawn commitments are returned to Members; and

b.	a 90% - 10% split between the Members (including the Investment Adviser) and the Investment Adviser. The Investment Adviser will not collect any of the Incentive Carried Interest (as defined below) that it may have earned until after the fourth anniversary of the Final Closing.

J.	Restrictions on Transfers

Interests of the Fund (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board which may be granted or withheld in its sole discretion, and in compliance with applicable securities and tax laws.

K.	Fees of the Portfolio Funds

Each Portfolio Fund will charge its investors (including the Fund) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to the Fund level expenses shown on the Fund’s Statement of Operations, Members of the Fund will indirectly bear the fees and expenses charged by the Portfolio Funds. These fees are reflected in the valuations of the Portfolio Funds and are not reflected in the ratios to average net assets in the Fund’s Financial Highlights. However, the Fund has disclosed in the Financial Highlights a range of the expense ratios and fees charged by the Portfolio Funds.

L.	Foreign Currency Translation

The Fund has foreign investments which require the Fund to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar using period end exchange rates. The resulting translation adjustments are recorded as unrealized appreciation or depreciation on investments.

Contributed capital and distributions received from these foreign Portfolio Companies are translated into the U.S. dollar using exchange rates on the date of the transaction.

Conversion gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although Members’ Equity - Net Assets of the Fund are presented at the exchange rates and values prevailing at the end of the period, the Fund does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on investment transactions from the fluctuations arising from changes in the fair value of these investments.

14

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2014

M.	Incentive Carried Interest

Incentive carried interest (the “Incentive Carried Interest”) is not earned by the Investment Adviser until 125% of all drawn capital commitments are returned to the Members (including the Investment Adviser). After a 125% return of all drawn commitments has been made, all future distributions will be split 90% to Members (including the Investment Adviser) pro rata in accordance with their respective capital contributions and 10% to the Investment Adviser. The Investment Adviser will not collect any of the Incentive Carried Interest that it may have earned until after the fourth anniversary of the Final Closing, which occurred on December 31, 2009 (the anticipated time-frame in which all, or substantially all, of the commitments that the Fund intends to invest will have been drawn). Incentive Carried Interest is accrued based on the net asset value of the Fund each quarter-end as an allocation of profits, to the extent there is an amount to be accrued. The Statement of Changes in Members’ Equity – Net Assets discloses that amount payable and paid to the Investment Adviser in the period in which it occurs. At March 31, 2014 and 2013, the accrued and unpaid Incentive Carried Interest was $1,132,889 and $0, respectively.

3. Advisory Fee, Administration Fee and Related Party Transactions

Under the advisory agreement approved by the Board on September 11, 2009, the Fund pays the Investment Adviser a fee of 1.5% on capital commitments of Members (the “Advisory Fee”), with an annual 10% step-down (the “Step-down”) starting on the third anniversary of the Final Closing and continuing until the Advisory Fee reaches 0.25%. The Final Closing occurred on December 31, 2009, which means that the Step-down started on January 1, 2013. No Advisory Fee was paid by the Fund until the Final Closing. For the year ended March 31, 2014, the Fund incurred Advisory Fees totaling $1,294,973. As more fully described in Note 2.I, after Members have received distributions equal to 125% of their drawn commitments, all future distributions will be split 90% to Members (including the Investment Adviser) pro rata in accordance with their respective drawn commitments and 10% to the Investment Adviser. The Incentive Carried Interest is paid in addition to the Advisory Fee.

Certain general and administrative expenses, such as occupancy and personnel costs are borne by the Investment Adviser or other affiliates and are not reflected in these financial statements.

Effective October 23, 2009, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”) replaced Banc of America Investment Services, Inc. (“BAI”) as the placement agent to the Fund (the “Placement Agent”). Until the Final Closing, MLPFS was compensated for providing its services by receiving a placement fee. In connection with the subscription, certain Members were required to pay a placement fee (sales load) as follows: (i) 2% of the aggregate capital commitment amount if such Member’s capital commitment is less than $250,000; or (ii) 1% of the aggregate commitment amount if such Member’s capital commitment is equal to or greater than $250,000, which fee is the same as the fee that was payable to BAI under its placement agent agreement with the Fund. There was no placement fee for purchases of interests by or on behalf of accounts for which the Placement Agent or the Investment Adviser or one of their affiliates acts in a fiduciary, advisory, custodial or similar capacity or by individuals who are employees of Bank of America at the time of their commitment.

15

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2014

Pursuant to an Administrative and Accounting Services Agreement, the Fund retains UMB Fund Services, Inc. (the “Administrator”), formerly known as J.D. Clark & Company, a subsidiary of UMB Financial Corporation, to provide administration, accounting, tax preparation, and investor services to the Fund. In consideration for these services, the Fund pays the Administrator a variable fee between 0.0125% and 0.0250%, based on average quarterly net assets subject to a minimum quarterly fee. For the year ended March 31, 2014, the Fund incurred administration fees totaling $80,000.

The Board is made up of three managers, each of whom is not an “interested person” of the Fund as defined by Section 2(a)(19) of the Investment Company Act (the “Independent Managers”). Currently, the Independent Managers are each paid an annual retainer of $5,000 ($6,000 for the Chairperson of the Board and $5,500 for the Chairperson of the Audit Committee) and per-meeting fees of: $2,000 for in-person attendance at quarterly meetings of the Board ($2,500 for the Chairperson of the Board); $1,000 for telephone participation at a quarterly Board meeting or for participation at a telephonic special meeting of the Board; and $750 for each Audit Committee meeting (whether held in-person or by telephone). The Independent Managers are also reimbursed for travel-related expenses. For the year ended March 31, 2014, the Fund incurred $56,750 in Independent Managers’ fees.

An “affiliated person” (as defined in the Investment Company Act) of another person means (i) any person directly or indirectly owning, controlling, or holding with power to vote, 5 percent or more of the outstanding voting securities of such other person; (ii) any person 5 percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (iii) any person directly or indirectly controlling, controlled by, or under common control with, such other person; (iv) any officer, director, partner, copartner, or employee of such other person; (v) if such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (vi) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof. As of March 31, 2014, one Member had an ownership of approximately 15% of the Fund’s total commitments and is deemed an “affiliated member” (the “Affiliated Member”). The affiliation between the Affiliated Member and the Fund is based solely on the commitments made and percentage ownership.

Affiliates of the Investment Adviser may have banking, underwriting, lending, brokerage, or other business relationships with the Portfolio Funds in which the Fund invests and with companies in which the Portfolio Funds invest.

16

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2014

4. Capital Commitments from Members

At March 31, 2014 and 2013, capital commitments from the Members totaled $98,664,646. Capital contributions received by the Fund with regard to satisfying Member commitments totaled $57,886,791 and $55,939,798, which represents approximately 59% and 57% of committed capital at March 31, 2014 and 2013, respectively. Cumulatively through March 31, 2014 and 2013, Members have defaulted on $310,350 and $294,050, respectively, in Member contributions. Management is addressing the defaulting partners in conformity with the LLC Agreement.

5. Allocations of Capital and Net Profits or Net Losses to Members

The net profits or net losses of the Fund are allocated among the Members in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation such that it would follow the distributions outlined in Note 2.I.

6. Capital Commitments of the Fund to Portfolio Funds

As of March 31, 2014, the Fund had unfunded commitments to the Portfolio Funds totaling $25,211,748 as listed below:

Portfolio Funds:	Unfunded Commitment
Battery Ventures VIII Side Fund, L.P.	$379,640
Carlyle Realty Partners V, L.P.	3,722,236
Charlesbank Equity Fund VII, L.P.	4,309,187
Charterhouse Capital Partners IX, L.P.*	2,640,952
Draper Fisher Jurvetson Fund X, L.P.	1,012,500
Hellman & Friedman Capital Partners VII, L.P.	4,117,375
HgCapital 6 A, L.P.**	294,391
Royalty Opportunities S.àr.l.	1,208,000
SPC Partners IV, L.P.	637,996
Starwood Global Opportunity Fund VIII, L.P.	723,452
TA XI, L.P.	3,875,000
Thomas H. Lee Equity Fund VI, L.P.	1,853,519
Trinity Ventures X, L.P.	437,500
Total	$25,211,748

* The commitment made to Charterhouse Capital Partners IX, L.P. is €5,000,000. The U.S. dollar equivalent at March 31, 2014 is $6,795,244. The remaining commitment is €1,918,042 or $2,640,952.

** The commitment made to HgCapital 6 A, L.P. is £5,000,000. The U.S. dollar equivalent at March 31, 2014 is $7,811,121. The remaining commitment is £176,684 or $294,391.

17

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2014

7. Description of the Portfolio Funds

Due to the nature of the Portfolio Funds, the Fund cannot liquidate its positions in the Portfolio Funds except through distributions from the Portfolio Funds, which are made at the discretion of the Portfolio Funds. The Fund has no right to demand repayment of its investment in the Portfolio Funds.

The following Portfolio Funds each represent 5% or more of Members’ Equity - Net Assets of the Fund. Thus, the Portfolio Funds’ investment objectives are disclosed below.

Charlesbank Equity Fund VII, L.P. represents 9.49% of Members’ Equity - Net Assets of the Fund. The objective of Charlesbank Equity Fund VII, L.P. is to make investments in equity, debt, convertible securities and other interests in business organizations, and to provide capital for acquisition and expansion of growing companies.

Charterhouse Capital Partners IX, L.P. represents 5.46% of Members’ Equity – Net Assets of the Fund. The objective of Charterhouse Capital Partners IX, L.P. is to invest in businesses in management buyouts, corporate restructurings and similar transactions, and high quality investments in Western Europe.

Draper Fisher Jurvetson Fund X, L.P. represents 6.50% of Members’ Equity – Net Assets of the Fund. The objective of Draper Fisher Jurvetson Fund X, L.P. is to invest in venture capital, both domestically and globally.

Hellman & Friedman Capital Partners VII, L.P. represents 7.45% of Members’ Equity – Net Assets of the Fund. The objective of Hellman & Friedman Capital Partners VII, L.P. is to invest in financial restructurings and leveraged buyouts.

HgCapital 6 A, L.P. represents 7.26% of Members’ Equity - Net Assets of the Fund. The objective of HgCapital 6 A, L.P. is to identify companies in the European middle-market with leading potential, high return on capital and predictable revenues, targeting growth and performance improvement.

SPC Partners IV, L.P. represents 8.10% of Members’ Equity - Net Assets of the Fund. The objective of SPC Partners IV, L.P. is to create value by acquiring growing lower middle-market consumer products companies with leading market positions and definable, defensible niches.

Starwood Global Opportunity Fund VIII, L.P. represents 8.74% of Members’ Equity - Net Assets of the Fund. The objective of Starwood Global Opportunity Fund VIII, L.P.  is to produce current returns and long-term capital appreciation by investing in corporate real estate, direct real estate and real estate-related assets.

18

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2014

TA XI, L.P. represents 9.33% of Members’ Equity - Net Assets of the Fund. The objective of TA XI, L.P. is to make investments in profitable, private middle-market companies in growth industries.

Thomas H. Lee Equity Fund VI, L.P. represents 11.72% of Members’ Equity - Net Assets of the Fund. The objective of Thomas H. Lee Equity Fund VI, L.P. is to make equity investments in friendly management-led acquisitions and recapitalizations.

Trinity Ventures X, L.P. represents 11.53% of Members’ Equity - Net Assets of the Fund. The objective of Trinity Ventures X, L.P. is to provide select investors with the opportunity to realize long-term appreciation, generally from venture capital investments.

8. Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on the Investment Adviser’s experience, the risk of loss from such claims is considered remote.

Many of the Portfolio Funds’ partnership agreements contain provisions that allow them to recycle or recall distributions made to the Fund. Accordingly, the unfunded commitments disclosed under Note 6 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

9. Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry and currency risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Fund may have a concentration of investments, as permitted by the Private Placement Memorandum, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Fund. The Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner, if at all.

19

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2014

The Fund believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

This portfolio strategy presents a high degree of business and financial risk due to the nature of underlying companies in which the Portfolio Funds invest, which may include entities with little operating history, minimal capitalization, operations in new or developing industries, and concentration of investments in one industry or geographical area.

Further, a significant portion of the Portfolio Fund assets may become investments in public securities through initial public offerings and acquisitions by public companies. These securities may be subject to restrictions, which may prevent the immediate resale of these securities by the Portfolio Funds. These securities may be subject to substantial market volatility which could impact the Portfolio Funds’ valuations.

The Portfolio Funds may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. As a result, the Fund will be subject indirectly to such risks through its investment in the Portfolio Funds. However, due to the nature of the Fund’s investments in Portfolio Funds, such risks are limited to the Fund’s capital balance in each such Portfolio Fund.

If the Fund defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Portfolio Fund. This may impair the ability of the Fund to pursue its investment program, force the Fund to borrow or otherwise impair the value of the Fund’s investments (including the complete devaluation of the Fund). In addition, defaults by Members on their commitments to the Fund, may cause the Fund to, in turn, default on its commitment to a Portfolio Fund. In this case, the Fund, and especially the non-defaulting Members, will bear the penalties of such default as outlined above. While the Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

10. Subsequent Events

The Fund has evaluated all events subsequent to the balance sheet date of March 31, 2014, through the date these financial statements were available to be issued and has determined that there were no subsequent events that require disclosure.

20

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Members of UST Global Private Markets Fund, LLC:

In our opinion, the accompanying statement of assets, liabilities and members’ equity – net assets, including the schedule of investments, and the related statements of operations and of changes in members’ equity - net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of UST Global Private Markets Fund, LLC (the "Fund") at March 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its members’ equity - net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2014 by correspondence with the underlying portfolio funds, provides a reasonable basis for our opinion.

May 30, 2014

21

UST Global Private Markets Fund, LLC
Supplemental Proxy Information (Unaudited)
March 31, 2014

Proxy Voting and Form N-Q

A description of the Fund’s policies and procedures used to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information regarding proxy votes cast by the Fund (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Fund toll-free at 866-637-2587 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Fund did not receive any proxy solicitations during the year ended March 31, 2014.

The Fund files a complete schedule of portfolio holdings with the SEC within sixty days after the end of the first and third fiscal quarters of each year on Form N-Q. The Fund’s Forms N-Q (i) are available at http://www.sec.gov, and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (the information regarding operation of the public Reference Room may be obtained by calling 1-800-SEC-0330), and (iii) may be obtained at no charge by calling the Fund toll-free at 866-637-2587.

22

UST Global Private Markets Fund, LLC
Board of Managers of the Fund (Unaudited)
March 31, 2014

Information pertaining to the Board of Managers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Fund and the Master Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Manager

Independent Managers

Virginia G. Breen c/o UST Global Private Markets Fund, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1964)	Manager (Chair)	Term — Indefinite; Length — since inception	Partner, Chelsea Partners (7/11 to present); Partner, Sienna Ventures (2003 to 12/11); Partner, Blue Rock Capital (8/95 to 12/11); also a director of Jones Lang LaSalle Property Trust, Inc. and manager of Excelsior Buyout Investors, LLC. Also a director of Modus Link Global Solutions, Inc. (4/01 to 12/13) and manager of O’Connor Fund of Funds: Long/Short Credit Strategies LLC (formerly, UBS Credit Recovery Fund, L.L.C.), O’Connor Fund of Funds: Equity Opportunity LLC (formerly, UBS Equity Opportunity Fund II, L.L.C.), O’Connor Fund of Funds: Event LLC (formerly, UBS Event Fund, L.L.C.), O’Connor Fund of Funds: Long/Short Equity Strategies LLC (formerly, UBS M2 Fund, L.L.C.), UBS Multi-Strat Fund, L.L.C., O’Connor Fund of Funds: Technology LLC (formerly, UBS Technology Partners, L.L.C.), and O’Connor Fund of Funds: Multi-Strategy.	2

Jonathan B. Bulkeley c/o UST Global Private Markets Fund, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Manager	Term — Indefinite; Length — since inception	Founder and CIO of Blue Square Capital Management, LLC (3/09 to present); CEO of Scanbuy, a wireless software company (2/06 to 8/10); Managing Partner of Achilles Partners (3/02 to 2/06); Non-Executive Chairman of QXL, PLC (2/98 to 2/05); also a director of Jones Lang LaSalle Property Trust, Inc. and manager of Excelsior Buyout Investors, LLC, and director of Spark Networks, Inc. and DEX One Corporation.	2

Thomas F. McDevitt c/o UST Global Private Markets Fund, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1956)	Manager	Term — Indefinite; Length — since inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/02 to present); also a director of Jones Lang LaSalle Property Trust, Inc. and manager of Excelsior Buyout Investors, LLC.	2

23

UST Global Private Markets Fund, LLC
Officers of the Fund (Unaudited)
March 31, 2014

Information pertaining to the Officers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Manager

Officers who are not Managers

James D. Bowden Merrill Lynch Alternative Investments LLC 100 Federal Street Boston, MA 02110 (Born 1953)	Chief Executive Officer and President	Term — Indefinite; Length — since inception	Managing Director, Bank of America; Manager and Vice President, Merrill Lynch Alternative Investments LLC (12/13 to present); Executive Vice President, Bank of America Capital Advisors LLC (1998 to 12/13).	N/A

Steven L. Suss Merrill Lynch Alternative Investments LLC 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Chief Financial Officer and Treasurer	Term — Indefinite; Length — since inception	Managing Director, Bank of America (7/07 to present); Manager and Vice President, Merrill Lynch Alternative Investments LLC (05/12 to present); Senior Vice President Bank of America Capital Advisors LLC (7/07 to 12/13); Director, Chief Financial Officer and Treasurer (10/07 to 03/10) and Senior Vice President (6/07 to 3/10) of U.S. Trust Hedge Fund Management, Inc.	N/A

Mathew J. Ahern Merrill Lynch Alternative Investments LLC 100 Federal Street Boston, MA 02110 (Born 1967)	Senior Vice President	Term — Indefinite; Length — since inception	Senior Vice President and Director, Bank of America; Vice President, Merrill Lynch Alternative Investments LLC (12/13 to present); Senior Vice President, Bank of America Capital Advisors LLC (12/02 to 12/13).	N/A

Marina Belaya 758 State Route 15 South Lake Hopatcong, NJ 07849 (Born 1967)	Secretary	Term — Indefinite; Length — since inception	Assistant General Counsel, Bank of America (7/07 to present).	N/A

Fred Wofford 100 Federal Street Boston, MA 02110 (Born 1955)	Chief Compliance Officer	Term — Indefinite; Length — since April 2011	Compliance Risk Executive, GWIM Alternative Investments, Bank of America (6/08 to present).	N/A

All Officers of the Fund are employees and/or officers of the Investment Adviser. Officers of the Fund are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

24

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. For the fiscal year ended March 31, 2014, there were no amendments to a provision of the code of ethics that relates to any element of code of ethics definition, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant's code of ethics is filed with this form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Board of Managers of the Registrant has determined that Jonathan Bulkeley possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert", and has designated Mr. Bulkeley as the Audit Committee's financial expert. Mr. Bulkeley is an "independent" Manager pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements for the fiscal year ended March 31, 2014 was $51,548.

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements for the fiscal year ended March 31, 2013 was $50,000.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the last two fiscal years.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed $0 for the review of the Registrant’s tax return for the fiscal year ended March 31, 2014.

The principal accountant for the audit of the Registrant's annual financial statements billed $0 for review of the Registrant’s tax return for the fiscal year ended March 31, 2013.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last two fiscal years.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) Not applicable

(f) Not applicable.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2014, were $0 and $0, respectively.

The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2013, were $0 and $0, respectively.

(h) The Registrant's audit committee of the board of directors has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the Proxy Voting Policies and Procedures is included as Exhibit 2 to this form.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of March 31, 2014:

Matthew J. Ahern and James D. Bowden (collectively, the “Portfolio Management Team”) are responsible for the day-to-day management of the Registrant’s portfolio, subject to such policies as may be adopted by the Board. All members of the Portfolio Management Team must agree on the investment decision in order for a Portfolio Fund to be added to the Registrant’s portfolio.

Messrs. Ahern and Bowden, whose biographies are listed below, are supported by a team of associates and analysts.

Matthew J. Ahern, Director and Senior Vice President of the Investment Adviser. Mr. Ahern joined the Investment Adviser in 2004 via Fleet Bank’s Private Equity Portfolio (“PEP”) Funds group, which he joined in 2002. His responsibilities include evaluating potential private equity fund investments, documenting and closing new investments, and actively managing numerous Investment Adviser relationships for the benefit of third party investors. Mr. Ahern also has a leading role in assessing the performance, and providing key analysis regarding the Investment Adviser’s current and prospective underlying funds and direct investments. Prior to joining Fleet Bank, Mr. Ahern was a Director of Capitalyst Ventures, a seed stage venture capital fund with offices in Boston and Washington D.C., where he led the firm’s investment strategy efforts and was a member of the investment committee. Prior to launching that firm, he spent a year as a Financial Analyst in an M.B.A. private equity training program at HarbourVest Partners, an international private equity fund of funds group. Mr. Ahern holds a B.A. from Boston University and an M.B.A. in Entrepreneurship and Finance from Babson College, summa cum laude.

James D. Bowden, Managing Director and Senior Vice President of the Investment Adviser. Mr. Bowden has been involved with the private equity industry for the last thirteen years. He joined the Investment Adviser in 1998 to form the group and to manage Bank of America’s private equity fund of funds business. In that capacity he has acted as the primary investment strategist for various private placement offerings and client advisory activities associated with the private equity asset class. He has led private placement capital raising activities, directed investment origination and has ongoing management and administration responsibilities for the business. He is a frequent speaker before private equity industry groups and asset management organizations concerning issues associated with investing in private equity, and is a member of the Advisory Board of Private Equity Center of the American Graduate School of International Management. Mr. Bowden’s career covers a variety of private equity, commercial banking and management consulting positions. From 1993 to 1998, he served as the manager of the Chicago office of Corporate Credit Examination Services for Continental Bank, where he had responsibility for the independent oversight of the Private Equity Investing and Midwest Commercial Banking Division. He continued in that capacity after Continental Bank merged with Bank of America, until he joined the Investment Adviser. From 1988 to 1993, Mr. Bowden was a Managing Consultant in the Financial Advisory Services practice of Coopers & Lybrand, specializing in corporate turnarounds. His career focused on commercial lending and problem loan workouts prior to joining Coopers & Lybrand, with work at Continental Bank from 1985 to 1988, Citicorp from 1980 to 1985 and American National Bank of Chicago from 1977 to 1980. He received his MBA and BBA degrees from the University of Michigan in 1977 and 1975, respectively. Mr. Bowden is a Certified Public Accountant.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of March 31, 2014:

The following tables set forth information about funds and accounts other than the Registrant for which a member of the Portfolio Management Team is primarily responsible for the day-to-day portfolio management as of March 31, 2014, unless indicated otherwise.

Matthew J. Ahern

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$433,296,757	21	$1,846,179,688	0	N/A

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
3	$285,691,757	14	$1,369,797,188	0	N/A

James D. Bowden

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
2	$221,676,757	20	$1,809,744,688	0	N/A

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
2	$221,676,757	13	$1,333,362,188	0	N/A

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if an Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of March 31, 2014:

Each member of the Portfolio Management Team is a senior executive from business units within Global Wealth Investment Management. As such, the compensation packages for the members on the Portfolio Management Team are composed of the same components used with all Bank of America senior executives: base salary, annual incentive performance bonus and equity awards. There is no direct link between any member's specific compensation and the Registrant's investment performance.

In determining the base salaries, Bank of America intends to be competitive in the marketplace and ensure salaries are commensurate with each member's experience and ultimate responsibilities within each member's respective business unit. Bank of America regularly evaluates base salary levels with external industry studies and analysis of industry trends.

Each Portfolio Management Team member's annual bonus and equity awards are discretionary awards distributed after measuring each member's contributions against quantitative and qualitative goals relative to their individual business responsibilities. Quantitative goals are relative to the individual's business unit, and are not directly related to the performance of the Registrant or any other portfolio relative to any benchmark, or to the size of the Registrant. An example of a quantitative measure is associate turnover ratio. Qualitative measures may include staff management and development, process management (ex: adherence to internal and external policies), business management and strategic business input to the business platform.

There are no pre-set allocations regarding the split between salary and bonus.

(a)(4) As of March 31, 2014, no Portfolio Management Team member owned any Interests in the registrant.

(b) Not applicable.

Item 9. Purchase of Equity Securities By Close-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant's board of managers that would require disclosure.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics (see Exhibit 1)

(a)(2)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3)	Not applicable

(b)	Not applicable

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) UST Global Private Markets Fund, LLC

By (Signature and Title) /s/ James D. Bowden

James D. Bowden, Principal Executive Officer

Date June 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ James D. Bowden

James D. Bowden, Principal Executive Officer

Date June 9, 2014

By (Signature and Title) /s/ Steven L. Suss

Steven L. Suss, Principal Financial Officer

Date June 9, 2014